UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

 (Amendment No. ___ )

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X	Preliminary Proxy Statement

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Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under Rule 14a-12

Wright Managed Equity Trust

Wright Managed Income Trust
 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Wright Managed Equity Trust
Wright Selected Blue Chip Equities Fund
Wright Major Blue Chip Equities Fund
Wright International Blue Chip Equities Fund

Wright Managed Income Trust
Wright Current Income Fund
Wright Total Return Bond Fund

440 Wheelers Farm Road
Milford, Connecticut 06461

_____________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2012

_____________________________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the investment companies set forth above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 on September 14, 2012 at 2:00 p.m. (Eastern Time).

The Meeting is being called to consider and act upon the following proposal for each Fund and to transact such other business as may properly come before the Meeting:

To approve a new investment advisory agreement between each Fund and Wright Investors’ Service, Inc.

The close of business on July 6, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT TRUSTEES) OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

This is a Joint Notice and Proxy Statement for the Funds. The shares you own in a particular Fund may only be voted with respect to that Fund.  If you own shares in more than one of the Funds, please vote with respect to each such Fund.

If you have any questions regarding the proposal or need assistance in completing your proxy cards or casting your vote by the live operator, the touchtone phone process or via the Internet, please call __________, a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at __________ (toll-free).  Representatives are available Monday through Friday, ___ a.m.- ___ p.m. (Eastern Time), and Saturday, ___ a.m. - ___ p.m. (Eastern Time).

By Order of the Boards of Trustees,

Christopher A. Madden

Secretary

July [__], 2012

PROXY STATEMENT

Wright Managed Equity Trust
Wright Selected Blue Chip Equities Fund
Wright Major Blue Chip Equities Fund
Wright International Blue Chip Equities Fund

Wright Managed Income Trust
Wright Current Income Fund
Wright Total Return Bond Fund

440 Wheelers Farm Road
Milford, Connecticut 06461

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement contains the information that you should know before voting on the proposal summarized below.  If you attend the special meeting of shareholders (the “Meeting”) of the Wright funds listed above (each, a “Fund” and collectively, the “Funds”) to which this Proxy Statement relates, you may vote your shares in person.  This is a Joint Proxy Statement for the Funds.  The shares you own in a particular Fund may only be voted with respect to that Fund.  If you own shares in more than one Fund, please vote with respect to each such Fund.  Even if you do not attend the Meeting, you may vote by proxy in one of the following three simple ways:

Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.

Touchtone Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions. Please have the Proxy Card available at the time of the call.

Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.

The Board of Trustees of each Fund (collectively, the “Board”) plans to begin sending this Proxy Statement, the attached notice of the Meeting and the enclosed Proxy Card on or about July [__], 2012 to all shareholders entitled to vote.

Your vote is very important.  If many shareholders choose not to vote, a Fund may not receive enough votes to reach a quorum in order to conduct the Meeting for that Fund. Whether or not you plan to attend the Meeting in person, please mark, sign, date, and return the enclosed Proxy Card in the enclosed postage-paid envelope or vote by touchtone phone or via the Internet today.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request.  Shareholders who want to obtain a copy of their Fund’s report should call 1 (800) 555-0644 (toll-free), write to the Fund at the above address or visit the Funds’ website, www.wisi.com, and click on Annual Reports.  Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report, semi-annual report or this Proxy Statement, shareholders should contact the applicable Fund at the address and phone number set forth above.

INTRODUCTION

This Proxy Statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by the Board for the Meeting to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 on September 14, 2012, at 2:00 p.m. (Eastern Time).

Each Fund is registered with the Securities and Exchange Commission (the “SEC”) as a series open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

PROPOSAL

Each Fund proposes to its shareholders that they approve a new investment advisory agreement between that Fund and Wright Investors’ Service, Inc. (“Wright” or the “Adviser”).

The proposal is being submitted to a vote of shareholders in light of The Winthrop Corporation, the parent company of the Adviser (“Winthrop”), entering into an Agreement and Plan of Merger as more fully described below in this Proxy Statement under “Approval of New Investment Advisory Agreement between each Fund and Wright -- Description of the Merger” (the “Merger”).

A new investment advisory agreement between the Adviser and each Fund (the “New Investment Advisory Agreement”) is being proposed because each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will automatically terminate upon the closing of the Merger (the “Closing”) as a result of a change of control of the Adviser.  Consequently, each Fund’s New Investment Advisory Agreement, which must be approved by that Fund’s shareholders, will be necessary in order for the investment management of each Fund to continue uninterrupted after the Closing.

Under the New Investment Advisory Agreements, the scope of services to be provided by the Adviser after the Closing and the rates at which fees are to be paid by each Fund are the same as under the Current Investment Advisory Agreements.  In addition, the other terms of the New Investment Advisory Agreements are the same as the Current Investment Advisory Agreements, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

No business other than the proposal may properly be presented for consideration at the Meeting.  If any other procedural matter relating to the proposal at the Meeting is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT TRUSTEES) RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Each shareholder is entitled to one vote for each share (and a fractional vote for each fractional share) outstanding in such shareholder’s name on the books of each Fund on July 6, 2012 (the “Record Date”).  Shareholders who owned shares of any Fund at the close of business on the Record Date are entitled to vote on all of their Fund’s business at the Meeting and any adjournment thereof.

The following table sets forth the number of shares outstanding as of the Record Date for each Fund:

FUND	SHARES OUTSTANDING AS OF THE RECORD DATE
Wright Selected Blue Chip Equities Fund	[_________]
Wright Major Blue Chip Equities Fund	[_________]
Wright International Blue Chip Equities Fund	[_________]
Wright Current Income Fund	[_________]
Wright Total Return Bond Fund	[_________]

It is important for you to vote on the proposal described in this Proxy Statement.  We recommend that you read this Proxy Statement in its entirety.  The explanation provided in the Proxy Statement will help you to decide on the issues.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

EACH FUND AND WRIGHT

At the Meeting, you will be asked to vote in favor of a new investment advisory agreement between your Fund and Wright, the Funds’ investment adviser.  The scope of services to be provided by the Adviser and the rates at which fees are to be paid by each Fund under its New Investment Advisory Agreement are the same as under that Fund’s Current Investment Advisory Agreement.  In addition, the other terms of each New Investment Advisory Agreement are identical to its corresponding Current Investment Advisory Agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  For a further description of the New Investment Advisory Agreements and a comparison of the New Investment Advisory Agreements and the Current Investment Advisory Agreements, see “The New Investment Advisory Agreements” and “Comparison of the New Investment Advisory Agreements to the Current Investment Advisory Agreements” below.  The form of the New Investment Advisory Agreements is also attached as Appendix A to this Proxy Statement.

Winthrop has entered into an Agreement and Plan of Merger that would result in a change in control of Winthrop, and therefore the Adviser, as more fully described under “Description of the Merger” below.  Because the Merger will involve a change of control of the Adviser, it will result in the automatic termination of the Current Investment Advisory Agreements in accordance with their terms, as required by the 1940 Act.  Therefore, the shareholders of each Fund are being asked to approve the New Investment Advisory Agreement for their Fund.  If so approved, the New Investment Advisory Agreements would become effective upon the consummation of the Merger.

Description of the Merger

On June 18, 2012, Winthrop entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Patent Development Corporation (“NPDC”), NPT Advisors, Inc., a wholly-owned subsidiary of NPDC (“MergerSub”), and Peter M. Donovan, acting in his capacity as representative of the securityholders of Winthrop.  Pursuant to the Merger Agreement, subject to the fulfillment or waiver of the conditions thereof, MergerSub will be merged with and into Winthrop (the “Merger”) and Winthrop will continue as the corporation surviving the Merger (the “Surviving Entity”).  Following the Merger, the Surviving Entity will be a wholly-owned subsidiary of NPDC.

In connection with the Merger, Winthrop will pay aggregate consideration consisting of approximately $6.6 million in value at closing (in cash, or at the election of electing eligible holders of Winthrop’s common stock, shares of NPDC’s common stock) (the “Merger Consideration”).  The amount of Merger Consideration is subject to two (2) downward adjustments based upon the levels of Winthrop’s revenue run rate attributable to its investment advisory business (including the Funds) and Winthrop’s working capital on the Closing Date.  Accordingly, the Merger Consideration can be reduced to less than approximately $6.6 million.

The parties’ respective obligations to consummate the Merger is subject to the satisfaction or waiver of various conditions, including, with respect to NPDC, the receipt by Winthrop of consents, including in certain cases “negative” consents, to investment advisory contracts representing revenues that are not less than 70% of a baseline revenue amount.

Completion of the Merger is expected to occur in the fourth quarter of 2012, although there can be no assurance that the Merger will occur within the expected timeframe or at all.  If the Merger does not occur, the Current Investment Advisory Agreements will continue in effect in accordance with their terms.

The New Investment Advisory Agreements

Under the New Investment Advisory Agreements, the Adviser will be required to provide the same scope of advisory services to each Fund as under the Current Investment Advisory Agreements.  The rate at which the fee is to be paid by each Fund under its New Investment Advisory Agreement is identical to the rate at which the fee is currently paid by that Fund under its Current Investment Advisory Agreement.

All the terms of each Fund’s New Investment Advisory Agreement are identical to the terms of its Current Investment Advisory Agreement except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements”).

Board Approvals and Considerations

The Board, including the trustees who are not “interested persons” (within the meaning of the 1940 Act) (the “Independent Trustees”), held an in-person meeting on June 22, 2012 for the purposes of considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement between Wright and each Fund.  At that meeting, after consideration of the factors discussed below, the Board, including all of the Independent Trustees unanimously, approved the New Investment Advisory Agreement for each Fund as being in the best interests of the Fund and its shareholders and recommended its approval by shareholders.

In preparation for their consideration of the New Investment Advisory Agreements, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to the Adviser, written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the in-person Board meeting.  To assist the Board in its consideration of the New Investment Advisory Agreements, Wright provided materials and information about Wright, Winthrop and NPDC, including Wright’s and Winthrop’s history, management, investment, risk management and compliance capabilities and processes, compensation levels and financial condition and provided materials and information about the Merger.  Senior management of NPDC were invited and attended the June 22, 2012 meeting of the Funds’ Board to describe the Merger and answer questions.  In addition, the Independent Trustees consulted with their independent legal counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Investment Advisory Agreements, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 13, 2012, it had performed a full annual review of the Current Investment Advisory Agreements.  At that time, the Board approved the selection of Wright and the continuance of the Current Investment Advisory Agreements based on the Board's review of qualitative and quantitative information provided by Wright.  In selecting Wright and approving the Current Investment Advisory Agreements, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by Wright, the Funds’ expenses and performance, costs of services provided to the Funds and profits realized by Wright, economies of scale, fees and services provided for other comparable accounts by Wright and other benefits to Wright and/or its affiliates, all as set forth in the Factors Considered by the Board in Approving the Current Investment Advisory Agreements attached to this Proxy Statement as Appendix B.  The Board reconsidered these matters at its June 22, 2012 meeting.

In connection with the Board’s review of the New Investment Advisory Agreements, Wright provided the Board with information about a variety of matters.  The Board considered, among other things, the following information:

•	that Wright has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Merger;

•
that Wright does not expect that there will be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by Wright, including portfolio management and compliance services, as a result of the Merger;

•
that it is expected that each Fund’s portfolio manager will remain unchanged as a result of the Merger and that all or substantially all of the current employees of Wright will remain employees of Wright and will continue to provide services to the Funds after the Merger in the same manner that such services were provided prior to the Merger;

•
Wright’s representation to the Board regarding its belief that it will have adequate resources after giving effect to the Merger to perform its services at a reasonable level under the New Investment Advisory Agreements, and in any event such resources will not be less than those it currently has; and

•
Winthrop and/or NPDC have agreed to pay:  (i) all costs of the Funds in connection with the consideration by the Board of the Merger; and (ii) all costs associated with the Meeting, including delivering proxy materials to shareholders and soliciting proxies.

In re-approving Wright as adviser and approving the New Investment Advisory Agreements for the Funds, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the information provided and the factors described below and the factors set forth in Appendix B, and reached the conclusions described herein.  The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

Nature, Extent and Quality of Services Provided.  The Board noted that the terms of the New Investment Advisory Agreements are identical in all material respects to the Current Investment Advisory Agreements and considered representations by Wright that there would be no diminution in the scope of services provided by Wright under the New Investment Advisory Agreements as compared to the scope of services provided by Wright under the Current Investment Advisory Agreements.  The Board also relied upon the representations by Wright regarding its belief that it will have adequate resources after giving effect to the Merger to perform its services at a reasonable level under the New Investment Advisory Agreements and in any event such resources will not be less than those currently available to the Adviser.  The Board also considered and viewed favorably that Mr. Donovan, who is currently the Chief Executive Officer of Wright, would continue in that position after the Merger for a period of at least three years and would be responsible for the day-to-day management of Wright and also would be added to the board of directors of NPDC.  The Board considered and viewed favorably that the other members of Wright’s senior management would also continue in their current positions after the Merger and that there are no anticipated changes in any portfolio management, compliance or client relation teams at Wright as a result of the Merger.  The Board also considered Wright’s compliance programs and its compliance resources.  The Board also reviewed the services provided by Wright and its affiliates in supervising the Funds’ third party service providers.

The Board discussed Wright’s current financial condition and its anticipated financial condition after the completion of the Merger.  The Board discussed Wright’s current ownership and management structure and expected ownership and management structure after the completion of the Merger.

Based on the discussions held and the materials presented at the March 13, 2012 Board meeting, and in reliance on Wright’s and NPDC’s representations, the Board determined that the Merger would not likely cause an adverse change in the nature, extent and quality of the services to be provided by Wright under the New Investment Advisory Agreements compared with the services provided by Wright under the Current Investment Advisory Agreements and that the Board believes that the quality of such services will continue to be appropriate.

The Funds’ Fee Rates, Expenses and Performance.  The Board took into account that the fee rate for each Fund under its New Investment Advisory Agreement is identical to the fee rate under its Current Investment Advisory Agreement.  Further, the Board noted that representatives of Wright had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Funds for a period of two years.  Wright advised that, in connection with the Merger, it will enter into contractual expense limitation agreements for each Fund currently subject to such an agreement on the same terms as the current contractual expense limitation agreements, all of which would otherwise terminate at the consummation of the Merger.  In addition, there will not be any increase in the Funds’ expense structures as a result of the Merger.  The Board determined that the investment advisory fee rates charged to the Funds do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized by Wright.  In evaluating the costs of the services to be provided by Wright under the New Investment Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Merger.  The Board noted that the New Investment Advisory Agreements are substantially identical to the Current Investment Advisory Agreements, including the fact that the fee rates under the agreements are identical and that representatives of Wright represented that there is no present intention due to the Merger to alter the advisory fee rates or expense limitation agreements currently in effect as described above.  The Board considered the level of profitability of Wright and its affiliates with respect to each Fund individually and in the aggregate for all the Funds, including the impact of certain actions taken during prior years.  The Board concluded that the profitability of the Adviser and its affiliates with respect to each Fund, including the financial results derived from each Fund’s Current Investment Advisory Agreement, were within a range the Board considered reasonable.

Economies of Scale.  The Board noted that Wright contractually agreed to limit each Fund's expenses.  The Board noted that, given the current and anticipated size of many of the Funds, any perceived and potential economies of scale were not yet a significant consideration for the Funds and changes to the break points was determined not to be necessary at this time.

The Board determined that changes to the fee structure were not currently necessary.  For more information about the fees paid by the Funds, please see Appendices C and D, which list the rate of compensation described in each Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement, and the amount of advisory fees paid to Wright for each Fund’s most recent fiscal year.  It was noted that it was not possible to evaluate how the Merger would create opportunities for additional economies of scale, but the Board did not expect economies of scale to be significant given the size of the Funds.

Other Benefits to Wright.  The Board also considered the character and amount of other direct and incidental benefits received by Wright and its affiliates from their association with the Funds.  The Board concluded that potential “fall-out” benefits that Wright and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions.  The Board examined the totality of the information it was provided at the June 22, 2012 Board meeting, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling.  Based on this analysis, the Board determined that the New Investment Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the New Investment Advisory Agreements.

Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements

Set forth below is a more detailed description of the terms of the New Investment Advisory Agreements and a comparison to the terms of the Current Investment Advisory Agreements.  The form of the New Investment Advisory Agreements is attached to this Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New Investment Advisory Agreements.  Each New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement it is replacing, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

Investment Advisory Services.  The investment advisory services required to be provided by Wright to each Fund under the New Investment Advisory Agreements are the same as the services provided by Wright to the Funds under the Current Investment Advisory Agreements.  Both the Current Investment Advisory Agreements and the New Investment Advisory Agreements require that Wright (1) provide the Funds with such investment management and supervision as Wright from time to time considers necessary for proper supervision of the Funds; (2) act as investment adviser of the Funds and, as such, furnish continuously an investment program and determine from time to time what securities shall be purchased or sold by the Funds, and what portion of the assets of the Funds shall be held uninvested.

Advisory Fee Rates.  Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements, the Funds have agreed to pay Wright a fee on a monthly basis at an annual rate based on the average daily value of the applicable Fund’s net assets during the preceding month.  The proposed fee rates under the New Investment Advisory Agreements are identical to the fee rates payable to Wright under the Current Investment Advisory Agreements with respect to all Funds, and the same contractual expense limitation agreements will apply to the New Investment Advisory Agreements.  The fee rate for each Fund under its Current Investment Advisory Agreement and its New Investment Advisory Agreement is set forth in Appendix C.

In connection with the Current Investment Advisory Agreements, Wright has contractually agreed to limit the expenses for certain Funds, as indicated in Appendix C, and these contractual expense limitation agreements will terminate upon the closing of the Merger.  Wright has agreed to enter into new contractual expense limitation agreements with the same effectiveness and otherwise identical terms at the same time the New Investment Advisory Agreements are entered into.

Payment of Expenses.  The New Investment Advisory Agreements require Wright to pay the costs of all administrative services not otherwise provided pursuant to the administration agreement between each Fund and its administrator, office space, equipment and administrative, bookkeeping and clerical personnel necessary for providing investment advisory services to the Funds.  Each New Investment Advisory Agreement provides for the same payment of expenses by Wright as under the Current Investment Advisory Agreement it is replacing.

Limitation on Liability.  Under the New Investment Advisory Agreements, Wright will not be liable for any act or omission, or any loss suffered by the Funds, in connection with the matters to which the New Investment Advisory Agreements relate, except for loss resulting from willful misfeasance, bad faith or gross negligence of Wright in the performance of its duties or from reckless disregard by Wright of its obligations and duties under the New Investment Advisory Agreements.  Each New Investment Advisory Agreement provides for the same liability provisions as the Current Investment Advisory Agreement it is replacing.

Term, Continuance, and Termination.  The New Investment Advisory Agreements provide that they may be terminated at any time with respect to any Fund, on sixty days’ written notice by either party.  They also provide that they shall terminate automatically in the event of assignment as defined in the 1940 Act.  The Current Investment Advisory Agreements have the same termination terms.  Each New Investment Advisory Agreement includes an initial two year term as permitted by the 1940 Act.

Form of Agreement.  The New Investment Advisory Agreements will take the form of a single master advisory agreement between Wright and each Fund.  The Current Investment Advisory Agreements are also in the form of a single master advisory agreement.

In connection with the Merger, NPDC has agreed that it and Winthrop will use commercially reasonable efforts to assure that, for a period of at least three years after the closing of the Merger, at least 75% of the Board will be independent of NPDC and Winthrop and that each will, for a period of two years after the closing of the Merger, refrain from imposing any unfair burden on any of the Funds.

Shareholder Approval

As required by the 1940 Act, to become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by (a) the vote of 67% of the Fund’s Shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present, or (b) the vote of more than 50% of the outstanding shares of  that Fund, whichever is less.  Approval of this proposal is contingent upon the consummation of the Merger.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL.

OTHER INFORMATION

Share Ownership of Trustees and Management.

As of [_______ __, 2012], the percentage of shares of each Fund beneficially owned by all Trustees, each principal executive officer of the Funds, and by the Trustees and officers of the Funds (as a group) was not more than 1% of the Funds.

Other Matters.

There have been no material legal proceeding, pending or otherwise, against any Trustee during the past ten years.

There is no arrangement or understanding in connection with the New Investment Advisory Agreements with respect to the composition of the Board or Wright or with respect to the selection or appointment of any person to any office with either the Funds or Wright.

In connection with the Merger, NPDC has agreed that it and Winthrop will use commercially reasonable efforts to assure that, for a period of at least three years after the closing of the Merger, at least 75% of the Board will be independent of NPDC and Winthrop and that each will, for a period of two years after the closing of the Merger, refrain from imposing any unfair burden on any of the Funds.

There are no material pending legal proceedings to which any Trustee or affiliated person of such Trustee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.  Legal proceedings are material only to the extent that they are likely to have a material adverse effect on the Funds or the ability of Wright to perform its contracts with the Funds.

As of July 6, 2012, the shareholders identified in Appendix E were known by the Funds to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund

Investment Adviser.

Wright serves as the investment adviser to each Fund.  The principal business address of Wright is 440 Wheelers Farm Road, Milford, Connecticut, 06461.  Wright is currently a wholly-owned subsidiary of Winthrop, a Connecticut corporation also located at 440 Wheelers Farm Road, Milford, Connecticut, 06461.  As of May 31, 2012, Wright provided investment advisory services for approximately $1.5 billion of assets.  The name and principal occupation of the directors and principal executive officers of Wright are provided in Appendix F attached to this Proxy Statement.

Other Service Providers.

Principal Underwriter. Wright Investors’ Service Distributors, Inc. (the “Distributor”) is the principal underwriter of the Funds.  The Distributor’s principal business address is 440 Wheelers Farm Road, Milford, Connecticut, 06461.  The Distributor is a wholly-owned subsidiary of Winthrop.

Administrator.  In addition to serving as the Funds’ investment adviser, Wright serves as the Funds’ administrator and is responsible for managing their daily business affairs. The services include recordkeeping, preparing and filing documents required to comply with federal and state securities law, supervising the activities of the Funds’ custodian, providing assistance in connection with the Trustees and shareholders’ meetings and other necessary administrative services. Pursuant to a Sub-Administration Agreement dated December 1, 2009, Wright appointed Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) as sub-administrator of the Funds to perform such of the acts and services of the administrator as may be agreed upon between the administrator and sub-administrator.

Custodian and Transfer Agent.  Union Bank of California, N.A. (“Union Bank”), 350 California Street, San Francisco, CA 94101, acts as custodian for the Funds. Union Bank has the custody of all cash and securities of the Funds. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds’ investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds.

Atlantic Fund Services , P.O. Box 588, Portland, ME 04112 is the Funds’ transfer agent. Atlantic also maintains the general ledgers as the fund accounting provider and computes the daily net asset value per share/ or each Fund.

Other Business at the Meeting.

No other matter may come before the Meeting other than as stated in this Proxy Statement.  In connection with any proposal to adjourn the Meeting to permit the continued solicitation of proxies in favor of the Proposal, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed Proxy Cards.

If you do not plan to attend the Meeting in person, please complete, sign, date, and return the enclosed Proxy Cards or cast your vote by touchtone phone or via the Internet promptly.  Even if you do plan to attend the Meeting, please so note where provided and return the Proxy Cards promptly.

Future Shareholder Proposal.

Pursuant to rules adopted by the SEC under the 1934 Act, shareholders may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders.  The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement and is subject to limitations under the 1934 Act.  Because the Funds do not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

Voting of Proxies.

Shares represented by properly given proxies and received by the Secretary of the Funds prior to the Meeting, unless revoked before or at the Meeting, will be voted according to the applicable shareholder’s instructions.  If you sign a proxy but do not fill in a vote, your shares will be voted in favor of the Proposal.  If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed Proxy Card.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Funds receive specific written notice to the contrary from one of such persons.

A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise.  The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

Revocation of Proxies; Counting of Votes.

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Funds a written notice of revocation; (ii) submitting to the Funds a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Funds of the revocation by calling the toll-free number on the Proxy Cards.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against the Proposal.

Quorum Requirements.

A quorum of shareholders of a Fund is necessary to hold a valid meeting for that Fund.  The quorum requirement for each Fund is 50% of such Fund’s shares issued and outstanding and entitled to vote.

A quorum will exist at a Fund’s Meeting if 50% of such Fund’s shares issued and outstanding and entitled to vote on the Record Date with respect to such Fund are present in person or by proxy.  In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve the proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal.  In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for the proposal in favor of adjournment, and will vote those proxies required to be voted against the proposal against adjournment.  At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.  A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Any such vote will be final regardless of whether the Meeting is adjourned with respect to any other proposal to come before the Meeting.  The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund.

Solicitation of Proxies and Payment of Expenses.

This solicitation of proxies for the Meeting is being made by the Funds.  All costs associated with the Meeting, including delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by Winthrop and/or NPDC.  The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the Funds, who will not be paid for these services, and/or by _______ (the “Proxy Solicitation Firm”), which has been retained for an estimated fee of $________ plus out-of-pocket expenses.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction.  Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below.  The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  If the information solicited matches the information provided to the Proxy Solicitation Firm by the Funds, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the Proxy Card, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials.  The Proxy Solicitation Firm will record the shareholder’s instructions on the Proxy Cards.  Within [72] hours, but in any event before the Meeting, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Cards originally sent with the Proxy Statement or attend the Meeting in person.  Should shareholders require additional information regarding the proxy or replacement Proxy Cards, they may contact the Proxy Solicitation Firm [(toll-free) at [________]. Representatives are available Monday through Friday, [___] a.m. - [___] p.m. (Eastern Time)]. Any proxy given by a shareholder, whether in writing or by telephone or the Internet, is revocable until voted at the Meeting.

Persons holding shares as nominees will be reimbursed by Winthrop, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

By Order of the Boards of Trustees,

Christopher A. Madden

Secretary

July [__], 2012

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT

 AGREEMENT made this [__] day of [______], 2012, between each of THE WRIGHT MANAGED EQUITY TRUST AND THE WRIGHT MANAGED INCOME TRUST, each a Massachusetts business trust (the “Trusts”), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the “Funds” and individually, the “Fund”), and WRIGHT INVESTORS’ SERVICE, INC., a Connecticut corporation (the “Adviser”):

1. Duties of the Adviser.  Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust’s affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.

The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust’s affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.

The Adviser shall provide each Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of its funds.  As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund’s assets shall be held uninvested, subject always to the applicable restrictions of each Trust’s Declaration of Trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended.  The Adviser is authorized, in its discretion and without prior consultation with the Trusts, but subject to each Fund’s investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the Funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the Funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds.  Should the Trustees of either Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of each Trust and Fund.

The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or Trust.  In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the Funds and (when a disclosed commission is being charged) at reasonably competitive commission rates.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser.  The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.  Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

2. Compensation of the Adviser.  For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each of its Funds shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust’s Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

If the Contract is initiated or terminated during any month with respect to any Fund, each Fund’s fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

3. Allocation of Charges and Expenses.  Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust’s principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust’s administrator, (xix) the charges and expenses of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

4. Other Interests.  It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Wright” or “Wright Investors” or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5. Limitation of Liability of the Adviser.  The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the Trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.

6. Sub-Investment Advisers.  The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees.

7. Duration and Termination of this Contract.  This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including [_________] [__], 2014 and shall continue in full force and effect as to each Trust and Fund indefinitely thereafter, but only so long as such continuance after [_________] [__], 2014 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position (together the “1940 Act”).

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any Fund by vote of a majority of the outstanding voting securities of that Fund.  This Contract shall terminate automatically in the event of its assignment.

8. Amendments of the Contract.  This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the Trust and (ii) by vote of a majority of the outstanding voting securities of that Fund in accordance with the requirements of the 1940 Act.

9. Limitation of Liability.  The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust.  No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

10. Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act.  The term “vote of a majority of the outstanding voting securities of that Fund” shall mean the vote of the lesser of (a) 67 per cent or more of the shares of the particular Fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the 1940 Act.

11. Use of the Name “Wright”.  The Adviser hereby consents to the use by each Trust of the name “Wright” as part of the Trust’s name and the name of each Fund; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust.  The name “Wright” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name “Wright.” The Adviser shall have the right to require a Trust to cease using the name “Wright” as part of the Trust’s name and the name of its Funds if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser.  Future names adopted by a Trust for itself and its Funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

THE WRIGHT MANAGED EQUITY TRUST By: Authorized Officer	THE WRIGHT MANAGED INCOME TRUST By: Authorized Officer
WRIGHT INVESTORS’ SERVICE, INC. By: Authorized Officer

SCHEDULE A

(Advisory Agreement)

The Wright Managed Equity Trust

[Funds Subject to Contract]

Wright Selected Blue Chip Equities Fund

Wright Major Blue Chip Equities Fund

Wright International Blue Chip Equities Fund

The Wright Managed Income Trust

[Funds Subject to Contract]

Wright Total Return Bond Fund

Wright Current Income Fund

SCHEDULE B

(Investment Advisory Contract)

ANNUAL ADVISORY FEE RATES

Annual % Advisory Fee Rates	Under $100 Mil.	Over $100 Mil. to $250 Mil.	Over $250 Mil. to $500 Mil.	Over $500 Mil. to $1.0 Bil.	Over $1.0 Bil.
The Wright Managed Equity Trust
Wright Selected Blue Chip Equities Fund	0.60%	0.57%	0.54%	0.50%	0.45%
Wright Major Blue Chip Equities Fund	0.60%	0.57%	0.54%	0.50%	0.45%
Wright International Blue Chip Equities Fund	0.80%	0.78%	0.76%	0.72%	0.67%

The Wright Managed Income Trust
Wright Total Return Bond Fund	0.45%	0.44%	0.42%	0.40%	0.35%
Wright Current Income Fund	0.45%	0.44%	0.42%	0.40%	0.35%

APPENDIX B

FACTORS CONSIDERED BY THE BOARD IN APPROVING

THE CURRENT INVESTMENT ADVISORY AGREEMENT

The following is an excerpt from the Funds’ most recent annual shareholders report on Form N-CSR.  Such report is available upon request from the Adviser.

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

1. Performance and Quality of Services. The Trustees considered the quality of services provided by Wright as well as Wright’s oversight of vendors. The Trustees also considered the resources devoted to Wright’s compliance efforts and their record of compliance. The Trustees concluded that the services being provided by Wright are as agreed to in the Advisory Contracts and that the quality of service is good.

The Trustees relied on market comparisons and Morningstar data to assess the performance of each Fund over one, three, five and ten year periods. The Trustees noted that Wright Selected Blue Chip Equities Fund (WSBC) outperformed its benchmark in 2011 but underperformed its benchmark in the three to ten year time frames. They also observed that WSBC outperformed its peer group over each time period.

The Trustees saw that Wright Major Blue Chip Equities Fund (WMBC) outperformed its peer group in 2011 but underperformed its peer group over the three to ten year time frames. They also noted that WMBC generally underperformed its benchmark across all time periods.

The Trustees observed that Wright International Blue Chip Equities Fund (WIBC) underperformed its benchmark across all time periods. They noted that WIBC outperformed its peer group in 2011 but underperformed that group in the three to ten year time periods.

The Trustees noted that the performance of Wright Total Return Bond Fund (WTRB) was generally comparable to its benchmark and its peer group. They observed that WTRB underperformed its benchmark in 2011 and over five and ten years, but outperformed the benchmark for the three year period. The Trustees then noted that WTRB outperformed its peer group in 2011 and over five and ten years, but underperformed it peer group for the three year period.

The Trustees observed that Wright Current Income Fund (WCIF) underperformed its benchmark across all periods. They also noted that WCIF performed comparably to its peer group, with underperformance in 2011 and over three years while outperforming the peer group over the five and ten year periods.

2. Fees and expense ratios. The Trustees noted that the Funds’ expense ratios exceed those of some of their peers, but are reasonably similar and that the expense ratios for both WSBC and WTRB are equal to or lower than the median for their respective peer groups. The Trustees noted that the Funds’ expense ratios remain generally unchanged from the prior year, although they specifically noted that WIBC’s expense ratio had increased. They also considered the contractual expense limitations in place for each Fund. The Trustees concluded that, based upon the information provided by Wright, the compensation paid by the Funds to Wright is in the average range of compensation charged by other advisers for similar services and appear fair, and also that the Funds’ expenses do not appear excessive.

3. Relationship of fees and performance. The Trustees observed that performance in 2011 fell below the Funds’ respective benchmarks, with the exception of WSBC which outperformed its benchmark. They also noted, however, that performance in 2011 for the Funds exceeded that of their respective peer groups, in some cases significantly, with the exception of WIBC which underperformed but was comparable. The Trustees assessed each Fund’s fee structure against those of its peer group, as well as in comparison to the fee structure for private accounts. The Trustees concluded that, based on the overall short-term and long-term performance of the Funds, the fee structure appears to be fair and reasonable.

4. Profitability and Economies of Scale. The Trustees assessed the level of profitability to Wright as adviser to each Fund and concluded that such was reasonable and not excessive. The Trustees also considered Wright’s financial condition, and noted that continuing subsidies by Wright to the majority of the Funds limited the overall profitability of those Funds to Wright. The Trustees observed that the Funds have breakpoints which appear to be typical and serve to limit concerns over economies of scale. The Trustees concluded that economies of scale are not a major concern at the Funds’ current asset levels.

APPENDIX C

INVESTMENT ADVISORY AGREEMENTS – DATES, APPROVALS, AND FEES

Fund	Current and Proposed Advisory Fee Rate					Date of Current Advisory Agreement	Date Last Approved by Trustees	Date Last Approved by Shareholders	Purpose of Last Shareholder Approval
	<$100M	$100M - $250M	$250M -$500M	$500M - $1B	>$1B
Wright Selected Blue Chip Equities Fund1	0.60%	0.57%	0.54%	0.50%	0.45%	9/1/2000	3/13/2012	7/31/00	Approve change in fee schedule
Wright Major Blue Chip Equities Fund1	0.60%	0.57%	0.54%	0.50%	0.45%	9/1/2000	3/13/2012	7/31/00	Approve change in fee schedule
Wright International Blue Chip Equities Fund2	0.80%	0.78%	0.76%	0.72%	0.67%	9/1/2000	3/13/2012	7/31/00	Approve change in fee schedule
Wright Current Income Fund3	0.45%	0.44%	0.42%	0.40%	0.35%	9/1/2000	3/13/2012	7/31/00	Approve change in fee schedule
Wright Total Return Bond Fund4	0.45%	0.44%	0.42%	0.40%	0.35%	9/1/2000	3/13/2012	7/31/00	Approve change in fee schedule
1 Under a written agreement in effect through April 30, 2013, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.40% (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) after custodian fee reductions, if any. This written agreement may be changed or eliminated only with the consent of each Fund's Board of Trustees.

2 Under a written agreement in effect through April 30, 2013, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.85% (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) after custodian fee reductions, if any. This written agreement may be changed or eliminated only with the consent of each Fund's Board of Trustees.

3 Under a written agreement in effect through April 30, 2013, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.00% (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) after custodian fee reductions, if any. This written agreement may be changed or eliminated only with the consent of each Fund's Board of Trustees.

4 Under a written agreement in effect through April 30, 2013, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 0.95% (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) after custodian fee reductions, if any. This written agreement may be changed or eliminated only with the consent of each Fund's Board of Trustees.

APPENDIX D

Advisory and Other Fees Paid by the Funds to Wright and Affiliates

The table below sets forth the aggregate amount of the investment advisory fees paid by each Fund to Wright, the aggregate amount of any other material payments by such Fund to Wright, the Distributor and/or their affiliates and the purpose of any such payments for 2011.

Fund	Investment Advisory Fee (net of waivers and/or offsetting credits)	Other Material Payments	Purpose of Other Material Payments
Wright Selected Blue Chip Equities Fund	$182,636	$94,649	Administration Fees, Distribution Expenses
Wright Major Blue Chip Equities Fund	$109,226	$23,582	Administration Fees
Wright International Blue Chip Equities Fund	$338,656	$177,793	Administration Fees, Distribution Expenses
Wright Current Income Fund	$200,057	$43,773	Administration Fees
Wright Total Return Bond Fund	$87,561	$21,552	Administration Fees

APPENDIX E

Share Ownership of Certain Beneficial Owners

As of July 6, 2012 the shareholders identified below were known by the Fund to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund.

Fund Name	Name and Address of Owner	Shares	Percent of Ownership
Wright Selected Blue Chip Equities Fund
Wright Major Blue Chip Equities Fund
Wright International Blue Chip Equities Fund
Wright Current Income Fund
Wright Total Return Bond Fund

APPENDIX F

NAME AND PRINCIPAL OCCUPATION OF DIRECTORS AND

PRINCIPAL EXECUTIVE OFFICERS OF WRIGHT

The following table provides the names of the Directors and Principal Executive Officers of Wright and their principal occupation and position(s) with the Funds. The address of each Director and Principal Executive Officer listed below is c/o Wright Investors’ Service, Inc., 440 Wheelers Farm Road, Milford, Connecticut, 06461.

Name	Principal Occupation	Position(s) with the Funds, if any
Peter M. Donovan	Chief Executive Officer and Director of Wright	President and Trustee
Amit S. Khandwala	Executive Vice President and Director of Wright
Theodore S. Roman	Vice Chairman of Wright
M. Anthony E. van Daalen	Executive Vice President and Director of Wright

PROXY CARD

Wright Selected Blue Chip Equities Fund
Wright Major Blue Chip Equities Fund
Wright International Blue Chip Equities Fund
Wright Current Income Fund
Wright Total Return Bond Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To be held September 14, 2012

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of the Wright Funds noted above (the “Funds” and each individually a “Fund”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Peter M. Donovan, Gregory D. Smith and Christopher Madden (the “Named Proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on September 14, 2012, at 2:00 p.m. (Eastern Time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal.  If this proxy is executed but no instruction is given, I (we) understand that the Named Proxies will vote my (our) shares in favor of each Proposal.  The Named Proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date
	Signature(if held jointly)	Date
Title if a corporation, partnership or other entity

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
(THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:
Log on to [www._______]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2.	Touchtone Phone:	Dial toll-free [_______] and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call the Proxy Solicitation Firm [(toll-free) at [_______]. Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time)].

TAGID: “TAG ID”	CUSIP: “CUSIP”

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PROXY CARD

Wright Selected Blue Chip Equities Fund
Wright Major Blue Chip Equities Fund
Wright International Blue Chip Equities Fund
Wright Current Income Fund
Wright Total Return Bond Fund

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ■

PROPOSAL:

To approve a new investment advisory agreement between each Fund and Wright Investors’ Service, Inc.

FOR	AGAINST	ABSTAIN

☐	☐	☐

If you plan to attend the Meeting please check this box:               ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

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TAG ID:	CUSIP: